Exhibit 99.1
                                                                    ------------

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 4/30/01
   Distribution Date: 05/25/01
   --------------------------------------------------------------------------------------------------------------------------------
   Balances
   --------------------------------------------------------------------------------------------------------------------------------

                                                                                  Initial            Period End
       Securitization Value                                                $1,547,538,089        $1,350,012,086
       Reserve Account                                                        $81,245,750          $104,458,821
       Class A-1 Notes                                                       $180,000,000                    $0
       Class A-2 Notes                                                       $600,000,000          $582,473,997
       Class A-3 Notes                                                       $300,000,000          $300,000,000
       Class A-4 Notes                                                       $389,660,000          $389,660,000
       Subordinated Note                                                      $30,951,089           $30,951,089
       Class B Certificates                                                   $46,927,000           $46,927,000

   Current Collection Period
   --------------------------------------------------------------------------------------------------------------------------------

       Beginning Securitization Value                                      $1,398,229,321
          Principal Reduction Amount                                          $48,217,235
       Ending Securitization Value                                         $1,350,012,086

       Calculation of Required 2000-A SUBI Collection Account Amount
          Collections
              Receipts of Monthly Payments                                    $26,128,198
              Sale Proceeds                                                    $3,401,716
              Termination Proceeds                                            $24,947,081
              Recovery Proceeds                                                  $229,576
          Total Collections                                                   $54,706,570

          Servicer Advances                                                   $11,670,394
          Reimbursement of Previous Servicer Advances                         ($5,313,481)

       Required 2000-A SUBI Collection Account Amount                         $61,063,482

   Servicer Advance Amounts
   --------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Unreimbursed Previous Servicer Advance                $10,833,098
       Current Period Monthly Payment Advance                                  $1,582,259
       Current Period Sales Proceeds Advance                                  $10,088,135
       Current Reimbursement of Previous Servicer Advance                     ($5,313,481)
       Ending Period Unreimbursed Previous Servicer Advances                  $17,190,010

   Collection Account
   --------------------------------------------------------------------------------------------------------------------------------

       Deposits to 2000-A SUBI Collection Account                             $61,063,482
       Withdrawals from 2000-A SUBI Collection Account
          Servicing Fees                                                       $1,165,191
          Note Distribution Account Deposit                                    $7,321,548
          Reserve Fund Deposit - Subordinated Noteholder Interest                $180,548
          Certificate Distribution Account Deposit                               $273,741
          Monthly Principal Distributable Amount                              $48,217,235
          Reserve Fund Deposit - Excess Collections                            $3,905,219
          Payments to Transferor                                                       $0
       Total Distributions from 2000-A SUBI Collection Account                $61,063,482



                                                                     Page 1 of 2

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 4/30/01
   Distribution Date: 05/25/01
   -------------------------------------------------------------------------------------------------------------------------------
   Note Distribution Account
   -------------------------------------------------------------------------------------------------------------------------------

       Amount Deposited from the Collection Account                      $55,538,783
       Amount Deposited from the Reserve Account                                  $0
       Amount Paid to Noteholders                                        $55,538,783

   Certificate Distribution Account
   -------------------------------------------------------------------------------------------------------------------------------

       Amount Deposited from the Collection Account                         $273,741
       Amount Deposited from the Reserve Account                                  $0
       Amount Paid to Certificateholders                                    $273,741

   Distributions
   -------------------------------------------------------------------------------------------------------------------------------

       Monthly Principal Distributable Amount                        Current Payment        Ending Balance Per $1,000      Factor
       Class A-1 Notes                                                   $30,691,232                    $0    $170.51       0.00%
       Class A-2 Notes                                                   $17,526,003          $582,473,997     $29.21      97.08%
       Class A-3 Notes                                                            $0          $300,000,000      $0.00     100.00%
       Class A-4 Notes                                                            $0          $389,660,000      $0.00     100.00%
       Subordinated Note                                                          $0           $30,951,089      $0.00     100.00%
       Class B Certificates                                                       $0           $46,927,000      $0.00     100.00%

       Interest Distributable Amount                                 Current Payment            Per $1,000
       Class A-1 Notes                                                      $170,688                 $0.95
       Class A-2 Notes                                                    $3,325,000                 $5.54
       Class A-3 Notes                                                    $1,660,000                 $5.53
       Class A-4 Notes                                                    $2,165,860                 $5.56
       Subordinated Note                                                    $180,548                 $5.83
       Class B Certificates                                                 $273,741                 $5.83

   Carryover Shortfalls
   -------------------------------------------------------------------------------------------------------------------------------

                                                              Prior Period Carryover       Current Payment Per $1,000
       Class A-1 Interest Carryover Shortfall                                     $0                    $0         $0
       Class A-2 Interest Carryover Shortfall                                     $0                    $0         $0
       Class A-3 Interest Carryover Shortfall                                     $0                    $0         $0
       Class A-4 Interest Carryover Shortfall                                     $0                    $0         $0
       Subordinated Note Interest Carryover Shortfall                             $0                    $0         $0
       Certificate Interest Carryover Shortfall                                   $0                    $0         $0

   Residual Value Losses
   -------------------------------------------------------------------------------------------------------------------------------

                                                                      Current Period            Cumulative
       Net Sale Proceeds                                                    $937,311              $937,311
       Residual Values                                                      $994,948              $994,948

       Residual Value Losses                                                 $57,637               $57,637

   Reserve Account
   -------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Required Amount                                 $104,458,821
       Beginning Period Amount                                          $104,458,821
       Net Investment Earnings                                              $406,482
       Current Period Deposit                                             $4,085,767
       Reserve Fund Draw Amount                                                   $0
       Release of Excess Funds                                            $4,492,249
       Ending Period Required Amount                                    $104,458,821
       Ending Period Amount                                             $104,458,821

                                                                     Page 2 of 2